Exhibit 10.10 EXECUTION VERSION

INVESTOR RIGHTS AGREEMENT
dated January 12, 2022
AMONG
TPG INC.,
TPG OPERATING GROUP I, L.P.,
TPG OPERATING GROUP II, L.P.,
TPG OPERATING GROUP III, L.P.,
TPG GROUP HOLDINGS (SBS), L.P.,
TPG NEW HOLDINGS, LLC,
TPG PARTNER HOLDINGS, L.P.,
THE OTHER TPG FEEDER PARTNERSHIPS
THE LIMITED PARTNERS
and
THE INVESTORS

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		Page
6.7	No Third-Party Beneficiaries	26
6.8	Severability	26
6.9	Governing Law; Jurisdiction; Arbitration	26
6.10	Specific Performance	28
6.11	Counterparts and Facsimile; Electronic Signature	28
Exhibits and Schedules
Exhibit A – Form of Joinder Agreement
Schedule 6.2 – Notice Addresses

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INVESTOR RIGHTS AGREEMENT
This INVESTOR RIGHTS AGREEMENT (this “Agreement”) is entered into on [•], by and among (i) TPG Inc., a Delaware corporation (the “Issuer”), (ii) TPG Operating Group I, L.P., a Delaware limited partnership (“TPG OG I”), (iii) TPG Operating Group II, L.P., a Delaware limited partnership (“TPG OG II”), (iv) TPG Operating Group III, L.P., a Delaware limited partnership, (“TPG OG III”, collectively with TPG OG I and TPG OG II, “TPG OG Partnerships”, and each, a “TPG OG Partnership”) (v) TPG Group Holdings (SBS), L.P., a Delaware Limited Partnership (“TPG Group Holdings”), (vi) TPG New Holdings, LLC, a Delaware limited liability company (“TPG Holdings”), (vii) TPG Partner Holdings, L.P., a Delaware limited partnership (“Partner Holdings”), (viii) the Other TPG Feeder Partnerships, (ix) each holder of equity securities in the Issuer or the TPG OG Partnerships identified on the signature pages hereto as a “Limited Partner”, (x) each holder of equity securities in either the Issuer or the TPG OG Partnerships identified on the signature pages hereto as an “Investor” (collectively, the “Investors”), and (xi) each other holder of equity securities in either the Issuer or the TPG OG Partnerships who hereafter delivers a written agreement to be bound by the terms hereof in the form of Exhibit A. Each of the parties hereto may be referred to herein as a “Party” and collectively as the “Parties”. All capitalized terms used herein shall have the meaning set forth in Section 1.1 unless the context clearly indicates otherwise.
RECITALS
WHEREAS, the Investors previously entered into the applicable Prior Agreements;
WHEREAS, as of the IPO Date, the TPG Holdings Entities and certain of its affiliates have undergone a reorganization and certain related transactions as described in the prospectus that forms part of the Issuer’s Registration Statement on Form S-1 filed with the SEC (the “Reorganization”);
WHEREAS, following the Reorganization, as a result of which (a) each Investor owns either (i) TOG Units (including shares of Class B Common Stock of the Issuer) or (ii) shares of Class A Common Stock of the Issuer and (b) TPG Group Holdings owns TOG Units (including shares of Class B Common Stock of the Issuer) and Class A Common Stock of the Issuer;
WHEREAS, (a) TPG Holdings owns 100% of the outstanding limited partnership interests of TPG Group Holdings, (b) Partner Holdings owns substantially all of the outstanding limited partnership interests of TPG Holdings, (c) the TPH Limited Partners own 100% of the limited partnership interests in Partner Holdings, and therefore, the TPH Limited Partners are indirect owners of TOG Units (including shares of Class B Common Stock of the Issuer) and Class A Common Stock of the Issuer and (d) each Other Feeder Limited Partner owns equity interests in the Other TPG Feeder Partnerships that may in certain circumstances be exchanged for cash, Common Units (including shares of Class B Common Stock of the Issuer) and/or Class A Common Stock of the Issuer pursuant to the terms of the Exchange Agreement;

WHEREAS, (a) the Other Feeder Limited Partners own 100% of the limited partnership interests in the applicable Other TPG Feeder Partnerships, and therefore, the Other Feeder Limited Partners are indirect owners of TOG Units (including shares of Class B Common Stock of the Issuer) and Class A Common Stock of the Issuer and (b) each Other Feeder Limited Partner owns equity interests in the Other TPG Feeder Partnerships that may in certain circumstances be exchanged for cash, Common Units (including shares of Class B Common Stock of the Issuer) and/or Class A Common Stock of the Issuer pursuant to the terms of the Exchange Agreement; and
WHEREAS, in connection with the Reorganization, the parties hereto desire to terminate each of the Prior Agreements to which they are a party and enter into this Agreement to, among other things, govern the relationship, rights and obligations among Partner Holdings, the Other TPG Feeder Partnerships, the Investors, the Issuer and the TPG OG Partnerships.
NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS; INTERPRETATION
1.1 Certain Definitions. As used in this Agreement, the following terms shall have the following meanings:
“AAA” shall have the meaning set forth in Section 6.9(b).
“Affiliate” shall mean, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, such Person; provided, that (i) no investment fund, managed account or similar contractual agreement managed by the TPG OG Partnerships or any Subsidiary of the TPG OG Partnerships or portfolio company of any of them shall be considered an Affiliate of the Issuer or the TPG OG Partnerships for purposes of this Agreement, and (ii) no Investor shall be deemed, solely as a result of the Transactions or its direct or indirect investment in the Issuer or the TPG OG Partnerships, to be an Affiliate of the Issuer, the TPG OG Partnerships or any Subsidiary of the TPG OG Partnerships for purposes of this Agreement. “Affiliated” shall have a correlative meaning.
“Agreement” shall have the meaning set forth in the preamble.
“Business Day” shall mean any day except a Saturday, a Sunday or any other day on which commercial banks located in New York City, New York are authorized or required to be closed for business.
“Charitable Organization” shall mean any corporation, community chest, fund or foundation described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended.
“Class A Common Stock” shall mean the voting or non-voting Class A Common Stock, as each is described in the Issuer Charter. For purposes of calculating the number of shares of (a) Class A Common Stock outstanding, such number shall be deemed to include the number of shares of Class A Common Stock that could be delivered upon (i) the exchange of all TOG

Units outstanding and (ii) the grant or exercise of awards made under equity plans of the Issuer or any TPG OG Partnership (whether or not then vested or subject to forfeiture) and (b) Class A Common Stock owned by a Person, each such Person shall be deemed to own the shares of Class A Common Stock that could be delivered to such Person (or the proceeds from the sale of which could be delivered to such Person) upon (i) the exchange of all TOG Units held by such Person pursuant to the Exchange Agreement and (ii) the exercise of awards made under equity plans of the Issuer or any TPG OG Partnership that have vested or the restrictions thereto have lapsed as of the date of determination.
“Class B Common Stock” shall mean the Class B Common Stock, as described in the Issuer Charter.
“Closing Date” shall mean the date of closing of the IPO.
“Common Unit” shall mean one “Common Unit” in a TPG OG Partnership, as such term is defined in the applicable TPG OG Partnership Agreement.
“Confidential Information” shall have the meaning set forth in Section 4.1.
“control” shall mean, with respect to a Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. “Controlled by” and “under common control with” shall have correlative meanings.
“ControlCo” shall mean TPG GP A, LLC, a Delaware limited liability company.
“Demand Holders” means ControlCo and any Limited Partner, or any Permitted Transferee thereof that acquires Registrable Securities then held, directly or indirectly, by such Demand Holder.
“Demand Registration” shall have the meaning set forth in Section 3.1.
“Demand Request” shall have the meaning set forth in Section 3.1.
“Estate Planning Entity” shall mean, with respect to any individual, (i) any trust, the beneficiaries of which are primarily such individual or any member of his or her Immediate Family or (ii) any corporation, partnership, limited liability company or other entity that is primarily owned and controlled, directly or indirectly, by such individual, any member of such individual’s Immediate Family and/or any of the Persons described in clause (i).
“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended.
“Exchange Agreement” shall mean that certain Exchange Agreement, dated on or about the IPO Date, by and among the Issuer, the TPG OG Partnerships and the other parties identified therein.

“Governmental Entity” shall mean any court, administrative agency or commission or other governmental authority or instrumentality, whether federal, state, local or foreign, and any applicable industry self-regulatory organization.
“Holder” shall mean any holder of outstanding Registrable Securities that is a party to this Agreement (including Permitted Transferees).
“Immediate Family” shall mean, with respect to any individual, collectively, his or her parents, brothers, sisters, spouse, former spouses, civil union partner, former civil union partners and lineal descendants (and the estates, guardians, custodians or other legal representatives of any of the foregoing). An individual who was adopted before the age of 18 shall be eligible to be Immediate Family and an individual who was adopted after reaching the age of 18 shall not be eligible to be Immediate Family.
“Initiating Holders” shall have the meaning set forth in Section 3.1.
“Investors” shall have the meaning set forth in the preamble.
“IPO” means the initial public offering and sale of shares of Class A Common Stock pursuant to the Issuer’s Registration Statement on Form S-1 filed with the SEC.
“IPO Date” means the date of the final prospectus relating to the IPO.
“Issuer” shall have the meaning set forth in the preamble.
“Issuer Charter” shall mean the certificate of incorporation of the Issuer, as amended, from time to time.
“Law” shall mean all laws, acts, statutes, constitutions, treaties, ordinances, codes, rules, regulations, and rulings of a Governmental Entity, including common law. All references to “Laws” shall be deemed to include any amendments thereto, and any successor Law, unless the context otherwise requires.
“Limited Partners” shall mean, collectively, the TPH Limited Partners and the Other Feeder Limited Partners.
“Losses” shall have the meaning set forth in Section 3.8(e).
“Other Feeder Limited Partners” shall mean the limited partners of the Other TPG Feeder Partnerships.
“Other TPG Feeder Partnerships” means each of TPG PEP Feeder, L.P., TPG Holdings (NQ) 1, L.P. and TPG Holdings (NQ) 2, L.P.
“Other TPG Feeder Units” means the equity interests of the Other TPG Feeder Partnerships.

“Partner Holdings” shall have the meaning set forth in the preamble. If Partner Holdings distributes 75% or more of the Registrable Securities it holds as of the Closing Date to the TPH Limited Partners (calculated after giving effect to the extent of the exercise of the underwriters’ overallotment option in the IPO), then whenever this Agreement calls for a request or approval to be made by ControlCo, the Holders of a majority of the Registrable Securities distributed in kind to the TPH Limited Partners shall have the power to make such request or grant such approval.
“Partner Holdings Entities” shall mean, collectively, Partner Holdings, TPG Holdings and TPG Group Holdings.
“Partner Holdings LPA” shall mean the limited partnership agreement of Partner Holdings, dated as of or about the IPO Date.
“Party” shall have the meaning set forth in the preamble.
“Permitted Charitable Gift” shall mean a Transfer by a TPH Limited Partner or a Permitted Transferee to a Charitable Organization; provided, that, from the IPO Date until the day that is two years after the IPO Date, (i) any Permitted Charitable Gift must be approved by ControlCo and (ii) the aggregate amount of all Permitted Charitable Gifts shall not exceed $100.0 million.
“Permitted Pledge” shall mean, (x) with respect to David Bonderman, the existing pledge of 25% of his interest in Partner Holdings (it being understood for all purposes of this Agreement that any foreclosure or transfer required thereunder shall not constitute a “Transfer”) and (y) with respect to any other TPH Limited Partner, a pledge of up to 50% of the TOG Units of such TPH Limited Partner, calculated based on the number of TOG Units directly or indirectly held by such TPH Limited Partner as of the Closing Date (after giving effect to the extent of the exercise of the underwriters’ overallotment option in the IPO), less any such TOG Units exchanged and sold by such TPH Limited Partner pursuant to the Exchange Agreement following the Closing Date; provided, that, the documentation relating to any such Permitted Pledge shall provide that (i) the security interest granted pursuant to the Permitted Pledge shall be limited solely to the right of Partner Holdings to receive distributions on TOG Units and (ii) the lenders shall not foreclose or otherwise transfer the TOG Units provided as collateral or security except to the extent permitted in accordance with Section 2.1(b).
“Permitted Transfer” means a Transfer of any Class A Common Stock, Class B Common Stock or any TOG Units (i) to a Permitted Transferee, (ii) to effect an exchange that is permitted by the Exchange Agreement (provided that the Class A Common Stock received upon such an exchange shall remain subject to the restrictions set forth herein, including, without limitation, Section 2.1), (iii) as part of a sale of Class A Common Stock acquired in open market transactions after the IPO Date or (iv) pursuant to a bona fide tender offer, merger, consolidation or other similar transaction that is approved by the board of directors of the Issuer and made to all holders of the Issuer’s capital stock involving a change of control (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions; provided, that, without limiting the other restrictions set forth herein, from the IPO Date until the day that is 181 days following the IPO Date, any Limited Partner who elects to participate in a tax-

free exchange with the Issuer pursuant to Section 351 of the Internal Revenue Code of 1986, as amended, in connection with the IPO shall be prohibited from Transferring any Class A Common Stock, including to a Permitted Transferee (other than to a transferee that is, for U.S. federal income tax purposes, a disregarded entity of the transferor or a grantor trust the sole grantor of which is the transferor, in each case subject to any other applicable Transfer restrictions set forth herein).
“Permitted Transferee” means (i) with respect to an Investor, any Affiliate, member, limited partners or shareholder of such Investor, (ii) with respect to any Partner Holdings Entity, another Partner Holdings Entity, (iii) with respect to Partner Holdings or the Other TPG Feeder Partnerships, any of the Persons identified in clause (iv), (iv) with respect to a Limited Partner, another Limited Partner, any Affiliate of a Limited Partner, an Estate Planning Entity of a Limited Partner or an Affiliate of such Limited Partner, or a legal or personal representative of any individual described in this clause (iv) in the event of the death or disability of such individual and (v) with respect to a Limited Partner or its Permitted Transferees, a Charitable Organization in a Permitted Charitable Gift; provided, that, in each case except for a Permitted Charitable Gift, the Transferee delivers to the Issuer a written agreement in the form of Exhibit A to become bound by the terms of this Agreement to the same extent as the Transferor (unless such proposed Transferee is already so bound).
“Person” shall mean any corporation, association, joint venture, partnership, limited liability company, organization, business, individual, trust, government or agency or political subdivision thereof or other legal entity.
“Piggyback Notice” shall have the meaning set forth in Section 3.2(a).
“Piggyback Registration” shall have the meaning set forth in Section 3.2(a).
“Piggyback Shares” shall have the meaning set forth in Section 3.2(a).
“Prior Agreements” shall mean, collectively, (i) that certain Letter Agreement, dated as of March 29, 2011, by and between TPG Holdings, L.P. and the California Public Employees’ Retirement System; (ii) that certain Amended and Restated Alliance Agreement, dated as of March 29, 2011, by and among TPG Holdings, L.P. Axon Governance GP, Axon Manager, Holdings (Axon) and the other parties thereto; (iii) that certain Investment Agreement, dated as of March 31, 2011, by and among the TPG Holdings Entities, KIA, Maplewood, Pinewood, PCHC, Zeus, JGC and the other parties thereto; (iv) that certain Investment Agreement, dated as of May 6, 2011, by and among the TPG Holdings Entities, MWK, Novel Epoch, Silver Express, Bright Tone and the other parties thereto; (v) that certain Subscription Agreement, dated as of May 6, 2011, by and among TPG Holdings, L.P., Ptolemy Capital, LLC and the other party thereto; (vi) that certain Investment Agreement, dated as of May 23, 2011, by and among the TPG Holdings Entities, China Development Bank Holdings International and the other parties thereto; (vii) that certain Investment Agreement, dated as of January 25, 2013, by and among the TPG Holdings Entities, Versal, Coalite P, Coalite G and the other parties thereto; (viii) that certain Investment Agreement, dated as of June 27, 2014, by and among the TPG Holdings Entities, China Life Trustees Limited and the other parties thereto; and (ix) that certain Amended and Restated Framework Agreement, dated as of February 23, 2021, by and among the TPG Holdings Entities, the NQ Parties and the other parties thereto. For purposes of this definition, terms used but not defined herein have the meanings set forth in the applicable Prior Agreement.

“Registration Expenses” shall mean any and all expenses incident to the performance by the Issuer of its obligations under Section 3.1, Section 3.2, Section 3.3 and Section 3.4, including (a) all SEC, stock exchange, Financial Industry Regulatory Authority and other comparable regulatory agencies, registration and filing fees, (b) all fees and expenses of the Issuer in complying with securities or “blue sky” laws (including fees and disbursements of counsel for the underwriters in connection with “blue sky” qualifications), (c) all printing, messenger and delivery expenses of the Issuer, (d) the fees and disbursements of counsel for the Issuer and of its independent accountants, including the expenses of any “cold comfort” letters required by or incident to such performance and compliance, and (e) fees and disbursements customarily paid by issuers of securities (but not underwriters’ or sales agents’ discounts or similar compensation).
“Registrable Securities” means (i) any shares of Class A Common Stock held by any Party as of the Closing Date, (ii) any equity securities of the Issuer issued or issuable to a Party pursuant to and in accordance with the Exchange Agreement and (iii) any securities issued or issuable to a Party directly or indirectly with respect to the securities referred to in clause (i) or (ii) above by way of recapitalization, exchange, contribution, merger, consolidation and/or other reorganization. Registrable Securities shall remain such in the hands of any Permitted Transferee, regardless of the number of times such securities were Transferred. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) they are Transferred by a Person in a transaction in which such Person’s rights under this Agreement are not properly assigned, (b) they are Transferred pursuant to a Rule 144 Sale or any registered offering, (c) following the second anniversary of the IPO Date, in the case of securities held by any Investor, and following the fourth anniversary of the IPO Date, in the case of securities held by Partner Holdings or any Other TPG Feeder Partnership (including on behalf of one or more Limited Partners), they are Transferable by the holder thereof pursuant to Rule 144(b)(1) (or any other similar provision then in force) without restriction or limitations on volume or manner of sale but treating them as voting securities for such analysis or (d) they are otherwise Transferred and new certificates not bearing a legend restricting their Transfer shall have been delivered by the Issuer and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or such state securities or blue sky laws then in force. For the avoidance of doubt, holders of TOG Units shall be deemed to hold Registrable Securities (subject to the limitations set forth in the preceding sentence).
“Reorganization” shall have the meaning set forth in the recitals.
“Reorganization Agreement” shall have the meaning set forth in Section 4.4.
“Rule 144” means Rule 144 adopted under the Securities Act, or any successor rule thereto.
“Rule 144 Sale” means a sale to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.
“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the U.S. Securities Act of 1933, as amended.
“Securityholder” shall mean each direct or indirect holder of equity securities in either the Issuer or any TPG OG Partnership that is a Party.
“Shelf Registration” means a registration of Registrable Securities under a Registration Statement of the Issuer for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (or any successor or similar rule).
“Shelf Underwritten Offering” shall have the meaning set forth in Section 3.3(a).
“Takedown Notice” shall have the meaning set forth in Section 3.3(a).
“Tax Receivable Agreement” shall mean that certain Tax Receivable Agreement, dated as of or about the IPO Date, by and among the Issuer, TPG OpCo Holdings, L.P., a Delaware limited partnership, the TPG OG Partnerships and each “TRA Party” as identified therein.
“TOG Unit” shall mean (i) one Common Unit of each TPG OG Partnership and (ii) one share of Class B Common Stock of the Issuer. The components that comprise a TOG Unit are stapled together and must be Transferred as a unit.
“TPG” shall mean, collectively, the Issuer, the TPG OG Partnerships and their respective Subsidiaries.
“TPG Group Holdings” shall have the meaning set forth in the preamble.
“TPG Holdings” shall have the meaning set forth in the preamble.
“TPG Holdings Entities” shall mean, collectively, TPG Holdings I, L.P., a Delaware limited partnership, TPG Holdings II, L.P., a Delaware limited partnership, and TPG Holdings III, L.P., a Delaware limited partnership.
“TPG OG I” shall have the meaning set forth in the preamble.
“TPG OG II” shall have the meaning set forth in the preamble.
“TPG OG III” shall have the meaning set forth in the preamble.
“TPG OG Partnership” shall have the meaning set forth in the preamble.
“TPG OG Partnership Agreements” shall mean, collectively, the limited partnership agreement of each TPG OG Partnership, dated as of or about the IPO Date.
“TPG OG Partnerships” shall have the meaning set forth in the preamble.
“TPH Limited Partners” shall mean the limited partners of Partner Holdings.

“TPH Unit” means one “TPG Partner Unit” of Partner Holdings, as such term is defined in the Partner Holdings LPA, and, where the context so requires, the equity interests of a subsidiary of Partner Holdings (that indirectly represent ownership of TPH Units).
“Transaction Documents” shall mean this Agreement, the Exchange Agreement, the Tax Receivable Agreement, the TPG OG Partnership Agreements and the Reorganization Agreement and any other agreements entered into by the parties incidental thereto.
“Transactions” shall mean the IPO, the Reorganization, and related transactions contemplated by this Agreement and the other Transaction Documents.
“Transfer” shall mean (i) a transfer, sale, exchange (including any exchange pursuant to the Exchange Agreement), assignment, pledge (other than a Permitted Pledge), hypothecation or other encumbrance or other disposition, including the grant of an option or other right, or (ii) the entering into of any hedging, swap or other agreement or transaction that is designed or intended to transfer, or which could reasonably be expected to lead to or result in, a sale or disposition or transfer (whether by a Party hereto or any other person) of, in whole or in part, any of the economic consequences of ownership, in the case of each of clause (i) and (ii), whether directly or indirectly, whether voluntarily, involuntarily or by operation of Law, other than a Permitted Transfer. “Transferring,” “Transferred,” “Transferable,” “Transferor,” and “Transferee” shall have correlative meanings.
1.2 Other Interpretive Provisions.
(a) When a reference is made in this Agreement to “Articles,” “Sections,” “Exhibits,” or “Schedules,” such reference shall be to an Article or Section of, or Exhibit, or Schedule to, this Agreement unless otherwise indicated.
(b) The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement.
(c) Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed followed by the words “without limitation.”
(d) Whenever the words “herein,” “hereof” and “hereunder” and other words of similar import are used in this Agreement, they shall be deemed to refer to the provisions of this Agreement as a whole and not to any particular section, paragraph or subdivision. As used in this Agreement, the phrases “a provision of this Agreement”, “the provisions of this Agreement” and derivative or similar phrases shall mean or refer only to any express provision actually written in this Agreement.
(e) Whenever the word “or” is used in this Agreement, it shall not be deemed exclusive.
(f) Whenever the context requires, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.
(g) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(h) All references to “$” or “dollars” mean the lawful currency of the United States of America.
(i) Except as expressly stated in this Agreement, all references to any statute, rule or regulation (including in the definition thereof) are to such statute, rule or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute), and all references to any section of any statute, rule or regulation include any successor to such section.
(j) Except as expressly stated in this Agreement, all references to any agreement are to such agreement and include any exhibits, annexes and schedules attached to such agreement, and all references to any section of such agreement include any successor to such section, in each case, as such agreement, exhibit, annex, schedule or section is amended, modified, supplemented or restated from time to time.
(k) No rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Agreement, as this Agreement is the product of negotiation between sophisticated parties advised by counsel.
(l) Whenever this Agreement shall require a party to take an action, such requirement shall be deemed an undertaking by such party to cause it and its Subsidiaries, and to use its reasonable best efforts to cause its other Affiliates, to take appropriate action in connection therewith.
(m) Any security issued or issuable (“new security”) directly or indirectly with respect to any security referred to in this Agreement (the “existing security”) by way of a distribution in kind, recapitalization, reclassification, merger, consolidation or other reorganization shall be subject to the same terms that this Agreement applies to the existing security.
ARTICLE II
TRANSFERS
2.1 Restrictions on Transfers of Securities.
(a) (i) Prior to the day that is 181 days after the IPO Date, each Investor shall not Transfer any Class A Common Stock, Class B Common Stock or any TOG Units, (ii) from the day that is 181 days after the IPO Date until the day that is one year after the IPO Date, each Investor shall not Transfer more than 25% of the number of shares of Class A Common Stock, or any shares of Class B Common Stock or any TOG Units that it owned as of the Closing Date, (iii) from the day that is 181 days after the IPO Date until the day that is one year and six months after the IPO Date, each Investor shall not Transfer more than 50% of the number of shares of Class A Common Stock, or any shares of Class B Common Stock or any TOG Units that it owned as of the Closing Date and (iv) from the day that is 181 days after the IPO Date until the day that is two years after the IPO Date, each Investor shall not Transfer more than 75% of the number of shares of Class A Common Stock, or any shares of Class B Common Stock or any TOG Units that it owned as of the Closing Date, in each case, except with the approval of the Executive Committee of the Issuer. In each case, the number of shares of Class A Common Stock, shares of Class B

Common Stock or any TOG Units owned as of the Closing Date shall be calculated after giving effect to the extent of the exercise of the underwriters’ overallotment option in the IPO. The terms of this Section 2.1(a) shall expire on the day that is two years after the IPO Date.
(b) (i) Prior to the day that is two years after the IPO Date, the Partner Holdings Entities, the Other TPG Feeder Partnerships and the Limited Partners shall not Transfer any Class A Common Stock, Class B Common Stock or any TOG Units, (ii) from the day that is two years after the IPO Date until the day that is three years after the IPO Date, the Partner Holdings Entities, the Other TPG Feeder Partnerships and the Limited Partners shall not (and the Partner Holdings Entities and the Other TPG Feeder Partnerships shall not permit any Limited Partner to) Transfer more than one third (1/3rd) of the number of shares of Class A Common Stock, or any shares of Class B Common Stock or any TOG Units that it owned as of the Closing Date and (iii) from the day that is three years after the IPO Date until the day that is four years after the IPO Date, the Partner Holdings Entities, the Other TPG Feeder Partnerships and the Limited Partners shall not (and the Partner Holdings Entities and the Other TPG Feeder Partnerships shall not permit any Limited Partner to) Transfer more than two thirds (2/3rds) of the number of shares of Class A Common Stock, or any shares of Class B Common Stock or any TOG Units that it owned as of the Closing Date, in each case, except with the approval of the Executive Committee of the Issuer. Partner Holdings will apply the same transfer restrictions and exceptions to the TPH Units and the Other TPG Feeder Partnerships will apply the same transfer restrictions and exceptions to the Other TPG Feeder Units, and the transfer restrictions set forth in this Section 2.1(b) shall apply equally to any Limited Partner who directly owns shares of Class A Common Stock, shares of Class B Common Stock or TOG Units. In each case, the number of shares of Class A Common Stock, shares of Class B Common Stock or any TOG Units owned as of the Closing Date shall be calculated after giving effect to the extent of the exercise of the underwriters’ overallotment option in the IPO. The terms of this Section 2.1(b) shall expire on the day that is four years after the IPO Date.
(c) Any purported Transfer of Class A Common Stock, Class B Common Stock or any TOG Units not in accordance with this Agreement shall be null and void, and the Issuer, the applicable TPG OG Partnership, Partner Holdings or any Other TPG Feeder Partnership, as applicable, shall not register or effect any such Transfer for any purpose.
(d) Notwithstanding the foregoing, any discretionary waiver or termination by the Issuer of any or all of the restrictions set forth in this Section 2.1 shall apply pro rata to all Holders, based on the number of securities subject to such restrictions; provided that the prior sentence shall not apply with respect to releases, waivers or terminations granted: (i) due to circumstances of an emergency or hardship, in the sole discretion of the Executive Committee of the Issuer; (ii) to a former employee in connection with such employee’s termination of employment, other than David Bonderman, James Coulter, Jon Winkelried or the then-current Chief Executive Officer of the Issuer (or any of their controlled Affiliates); (iii) in an aggregate amount of less than or equal to 1% of the Issuer’s total outstanding shares of Class A Common Stock (calculated as of the Closing Date, but after giving effect to the extent of the exercise of the underwriters’ overallotment option in the IPO); or (iv) in connection with any primary or secondary underwritten offering or sale in which each holder of Registerable Securities is offered the opportunity to participate on a pro rata basis, including pursuant to Section 3.2 hereof.

ARTICLE III
REGISTRATION RIGHTS
3.1 Demand Registrations. Subject to the provisions of Section 2.1, this Section 3.1 and Section 3.5, any Demand Holder (the “Initiating Holders”) may from time to time make a written request (a “Demand Request”) for (i) registration under the Securities Act on Form S-1 or any similar long-form registration statement of all or any portion of Registrable Securities or (ii) if the Issuer is then eligible to use Form S-3, a Shelf Registration of all or any portion of Registrable Securities under the Securities Act (a “Demand Registration”). No Demand Registration will be consummated (and no registration statement with respect thereto will be filed) if the number of Registrable Securities requested to be registered is fewer than such number of shares of Class A Common Stock that have a value (based on the closing price on the trading day immediately prior to the filing of the registration statement or prospectus supplement, as applicable) of $50,000,000. Demand Requests shall specify the amount of Registrable Securities to be registered and the intended method or methods of disposition. The Issuer shall, subject to the provisions of this Article III and to the other Parties’ compliance with their obligations under the provisions of this Agreement, use its reasonable best efforts to file a registration statement registering all Registrable Securities included in such Demand Request for disposition in accordance with the intended method or methods set forth therein as promptly as possible following receipt of a Demand Request. The Issuer shall use its reasonable best efforts to cause such Registration Statement, including in the case of a Shelf Registration, a subsequent Registration Statement, to be declared effective as soon as practicable after filing and to remain effective until the earlier of (a) ninety (90) days following the date on which it was declared effective, in the case of an underwritten offering pursuant to a registration statement on Form S-1 and (b) the date on which all of the Registrable Securities covered thereby are disposed of in accordance with the method or methods of disposition stated therein. Subject to the conditions set forth in this Section 3.1, the Demand Holders shall be entitled to request an unlimited number of Demand Registrations.
3.2 Piggyback Registration.
(a) Subject to the provisions of Section 3.2(b) and Section 3.2(c), if the Issuer proposes or is required to file under the Securities Act a registration statement or a prospectus supplement relating to a Shelf Registration with respect to the offer and sale of shares of Class A Common Stock, including pursuant to a Demand Registration (other than with respect to block trades or a registration statement (A) on Form S-4, Form S-8 or any successor forms thereto or (B) filed solely in connection with any employee benefit or dividend reinvestment plan), then the Issuer shall give prior notice of such proposed filing at least five (5) Business Days prior to the anticipated filing date (a “Piggyback Notice”) to Partner Holdings, the Other TPG Feeder Partnerships and each other Holder that is permitted to Transfer their Registrable Securities at such time as a result of the provisions set forth in Section 3.2(c). Subject to the foregoing, the Issuer shall offer such Holders the opportunity to include in such registration statement the number of Registrable Securities as they may request (a “Piggyback Registration”). Subject to the last sentence of Section 3.2(b), the Issuer shall include in such registration statement all Registrable Securities with respect to which the Issuer has received written requests for inclusion therein within three (3) Business Days after the Piggyback Notice has been delivered to the Holders (the “Piggyback Shares”). The Issuer will use reasonable best efforts to effect the registration under the Securities Act of all Piggyback

Shares which the Issuer has been so requested to register by the Holders to the extent required to permit the disposition of the Piggyback Shares to be registered; provided, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Issuer (or another Person who demanded such registration) determines for any reason not to proceed with the proposed registration the Issuer may at its election give written notice of such determination to each Holder of Piggyback Shares and thereupon will be relieved of its obligation to register any Piggyback Shares.
(b) If any of the shares of Class A Common Stock to be registered pursuant to the provisions set forth in Section 3.2(a) are to be sold in an underwritten offering (other than with respect to block trades or a registration statement (A) on Form S-4, Form S-8 or any successor forms thereto or (B) filed solely in connection with any employee benefit or dividend reinvestment plan), then the Issuer shall provide a Piggyback Notice to Partner Holdings, the Other TPG Feeder Partnerships and each other Holder that is permitted to Transfer their Registrable Securities at such time not more than thirty (30) days and not fewer than five (5) Business Days prior to the anticipated commencement of such underwritten offering. The Issuer shall include in such Piggyback Registration all Piggyback Shares with respect to which the Issuer has received written requests for inclusion therein as of the earlier of (x) five (5) Business Days after the Piggyback Notice has been delivered to the Holders and (y) three (3) Business Days prior to the commencement of such underwritten offering. The inclusion of each Holder’s Piggyback Shares in the Piggyback Registration shall be conditioned upon such Holder’s participation in such underwritten offering, and the Issuer shall include the Piggyback Shares requested to be included in such offering (in compliance with Section 2.1, Section 3.2(c), Section 3.5 and Section 3.6) on the same terms and conditions as any other shares of Class A Common Stock included therein; provided, however, that if such offering involves a firm commitment underwritten offering and the managing underwriter(s) of such underwritten offering advise the Issuer that the total number or dollar amount of shares of Class A Common Stock proposed to be sold in such offering (including the Piggyback Shares) exceeds the total number or dollar amount of such shares that can be sold without having an adverse effect on the price, timing or distribution of the shares of Class A Common Stock to be so included, then there shall be included in such firm commitment underwritten offering the number or dollar amount of shares of Class A Common Stock that in the opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and the number of shares of Class A Common Stock shall be allocated for inclusion as follows:
(i) first, all shares of Class A Common Stock being sold by (x) the Issuer, if the underwritten offering is a primary offering initiated by the Issuer, or (y) subject to the provisions of Section 3.2(c), the Demand Holders, ratably among such Holders based on the number of Registrable Securities held by such Holder as of the Closing Date (after giving effect to the extent of the exercise of the underwriters’ overallotment option in the IPO); provided, that, if the allocation pursuant to this clause (i) exceeds the number of Registrable Securities any Holder desires to sell, then the excess shall be reallocated among the other Holders in the same manner until all of the Registrable Securities that are available for sale are allocated to the Holders who wish to sell;

(ii) second, ratably among the Holders (other than the Demand Holders in the case of a Demand Registration as set forth in clause (i)(y) above) based on the number of Registrable Securities held by such Holder as of the Closing Date (after giving effect to the extent of the exercise of the underwriters’ overallotment option in the IPO), and subject to the provisions of Section 3.2(c); provided, that if the allocation pursuant to this clause (ii) exceeds the number of Registrable Securities any Holder desires to sell, then the excess shall be reallocated among the other Holders in the same manner until all of the Registrable Securities that are available for sale are allocated to the Holders who wish to sell; and
(iii) third, all shares of Class A Common Stock proposed to be registered pursuant to any piggyback registration rights of security holders of the Issuer other than any Holder.
(c) Notwithstanding anything to the contrary contained herein, in the event of any discretionary waiver or termination of (i) the restrictions contained in any lock-up agreement entered into in connection with the IPO or any follow-on offering by the Issuer or the underwriters or (ii) the restrictions contained in Section 2.1(b), in each case to the extent waived or terminated to permit the sale of Class A Common Stock, Class B Common Stock or TOG Units by Partner Holdings and/or the Other TPG Feeder Partnerships (including on behalf of one or more Limited Partners) in an underwritten offering (including a synthetic secondary offering) prior to the day that is two years after the IPO Date, the provisions of Section 2.1(a) shall be waived to the extent necessary to permit each Investor to include Registrable Securities as Piggyback Shares in a Piggyback Registration pursuant to Section 3.2(b) on a pro rata basis, determined based on the number of shares of Class A Common Stock, Class B Common Stock or TOG Units to be sold by Partner Holdings and the Other TPG Feeder Partnerships (including on behalf of one or more Limited Partners) relative to the aggregate number of Registrable Securities held by Partner Holdings and the Other TPG Feeder Partnerships before giving effect to the sale of such Registrable Securities in such underwritten offering. For the avoidance of doubt and without limiting the foregoing, the provisions of Section 2.1(a) shall continue to apply in connection with a primary offering by the Issuer if the restrictions contained in Section 2.1(b) have not been waived, and therefore no Piggyback Notice shall be required to be delivered to any Investor pursuant to Section 3.2(a) or 3.2(b).
3.3 Shelf Take-Downs.
(a) Subject to the terms of this Agreement, at any time that a shelf registration statement covering Class A Common Stock (other than pursuant to a registration statement (A) on Form S-4, Form S-8 or any successor forms thereto or (B) filed solely in connection with any employee benefit or dividend reinvestment plan) is effective, if any Initiating Holder delivers a written notice to the Issuer (a “Takedown Notice”) stating that it intends to effect an underwritten offering of all or part of the Class A Common Stock included on a shelf registration statement pursuant to Section 3.1 (a “Shelf Underwritten Offering”), then, the Issuer shall amend or supplement the shelf registration statement as promptly as practicable as may be necessary in order to enable such Class A Common Stock to be distributed pursuant to the Shelf Underwritten Offering; provided, however, that the number of shares of Class A Common Stock requested to be included in such Shelf Underwritten Offering shall have a value (based on the closing price on the trading day immediately prior to the filing of the prospectus supplement for such Shelf Underwritten Offering) of at least $50,000,000 (or a lesser amount if the Class A Common Stock requested to be included in such registration statement constitute all of the Class A Common Stock held by such Holder).

(b) The Issuer shall, as promptly as practicable, but no later than two (2) Business Days after receipt of a Takedown Notice, deliver the Takedown Notice to all other Holders included on such shelf registration statement and permit each such Holder to include its Class A Common Stock included on the shelf registration statement in the Shelf Underwritten Offering (that is not a block trade) in accordance with Section 3.2 if such Holder notifies the Initiating Holders and the Issuer within three (3) Business Days after delivery of the Takedown Notice to such Holder.
(c) The Issuer shall also permit each third party with registration rights to include its equity securities included on the shelf registration statement in the Shelf Underwritten Offering if such third party (or the Issuer on behalf of such third party) notifies the Initiating Holders and the Issuer within three (3) Business Days after delivery of the Takedown Notice to the Issuer.
(d) In the event that the managing underwriters advise the Issuer that, in their opinion, the number of securities requested to be included in such registration exceeds the largest number of equity securities that can be sold in an orderly manner in such underwritten offering within a price reasonably acceptable to the Initiating Holders, the underwriter may limit the number of securities which would otherwise be included in such takedown offering in the same manner as described in Section 3.2(b).
3.4 Underwritten Block Trades. Subject to the terms of this Agreement, at any time that a shelf registration statement covering Class A Common Stock (other than pursuant to a registration statement (A) on Form S-4, Form S-8 or any successor forms thereto or (B) filed solely in connection with any employee benefit or dividend reinvestment plan) is effective, any Initiating Holder may request that the Issuer file an amendment or supplement to such shelf registration statement as may be necessary in order to enable a Holder to sell Registrable Securities in an underwritten block trade (an “Underwritten Block Trade”), provided that the number of Registrable Securities proposed to be sold in this manner has an expected aggregate offering price of more than $25,000,000 (or a lesser amount if the Class A Common Stock requested to be included in such underwritten block trade constitutes all of the Class A Common Stock held by such Holder). Notwithstanding anything to the contrary set forth herein, the Initiating Holders shall notify (a “Underwritten Block Trade Notice”) the Issuer of the Underwritten Block Trade at least three (3) Business Days prior to the commencement of such Underwritten Block Trade, and the Issuer shall, as promptly as practicable but in any event no later than one (1) Business Day after receiving such Underwritten Block Trade Notice, notify all Holders of Registrable Securities of its receipt of an Underwritten Block Trade Notice. In order to include Registrable Securities in any such Underwritten Block Trade, each Holder must provide notice of their election to include their Registrable Securities in such offering within one (1) Business Day following receipt of notification from the Issuer, and the Issuer shall use its commercially reasonable efforts to facilitate such Underwritten Block Trade as expeditiously as possible; provided, that the Initiating Holders shall use commercially reasonable efforts to work with the Issuer and the underwriters prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the Underwritten Block Trade.

3.5 Restrictions; Suspension Periods.
(a) The Issuer will not be obligated to effect any Demand Registration or Shelf Underwritten Offering (i) prior to (x) ninety (90) days after the effective date of a previous registered offering in which there was no reduction in the number of Registrable Securities included or (y) the expiration, termination or waiver of the underwriter lock-up entered into in connection with a previous registered offering in which there was a reduction in the number of Registrable Securities included (if earlier), in each case with respect to which the Holders were entitled to participate or (ii) if such Demand Registration or Shelf Underwritten Offering is not permitted under the terms of the Exchange Agreement.
(b) If the Issuer, by decision of its Executive Committee or similar governing body, in good faith determines that any filing (i) would require disclosure of any plan or proposal by the Issuer or any of its Subsidiaries to engage in any acquisition or disposition of assets or equity securities (other than in the ordinary course of business) or any merger, consolidation, tender offer, material financing or other significant transaction or (ii) would be reasonably likely to require the premature disclosure of information and the premature disclosure of which could materially and adversely affect the Issuer, then in any such case the Issuer may postpone or suspend for up to sixty (60) days the filing or the effectiveness of a registration statement or any amendment or supplement to a registration statement; provided, that the Issuer may not postpone the filing or effectiveness of a registration statement or any such amendment or supplement to a registration statement more than two (2) times during any twelve (12) month period and no such postponement shall last for a period exceeding ninety (90) days in the aggregate during any twelve (12) month period.
(c) Each Holder agrees, upon the request of the Issuer or the underwriters managing any underwritten offering of the Issuer’s securities (if such Holder is eligible to participate in such offering under the terms of this Agreement) and subject to customary exceptions, not to lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Class A Common Stock, Class B Common Stock or TOG Units (other than those included in the registration, if any), without the prior written consent of the Issuer or such underwriters, as the case may be, for such period of time as the Issuer or such underwriters may specify and to enter into and be bound by such form of agreement with respect to this Section 3.5(c) as the Issuer or underwriters may reasonably request consistent with this Section 3.5(c); provided, that (i) any such agreement by an Investor shall be on substantially similar terms to any such agreement executed by the Partner Holdings Entities and the Other TPG Feeder Partnerships; (ii) each Holder shall be required to use reasonable best efforts to comply with the reasonably requested terms of any such agreement; and (iii) the provisions of this Section 3.5(c) shall have effect (x) from (A) the date that the Piggyback Notice is provided pursuant to Section 3.2(b), in the case of a Piggyback Registration, and (B) no earlier than seven (7) days prior to the effective date of the applicable registration statement or the filing of the prospectus supplement, as applicable, in the case of any other registration, and apply only through the date that is (y) ninety (90) days following the date of such registration or underwritten offering or such shorter time as may be agreed by the Issuer or the underwriters managing any underwritten offering, as the case may be. The terms of such lock-up agreements shall be negotiated among the Holders, the Issuer and the underwriters and shall include customary carve-outs from the restrictions set forth therein.

3.6 Participation in Underwritten Registrations. No Holder may participate in any underwritten offering hereunder unless such Holder (a) agrees to sell such Investor’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Issuer and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. The terms of such underwriting agreements shall be negotiated among the Holders, the Issuer and the underwriters and shall include customary representations.
3.7 Other Registration-Related Matters.
(a) The Issuer may require any Holder to furnish to the Issuer in writing such information regarding such Person and the distribution of the equity securities of the Issuer which are included in a registration statement as may from time to time reasonably be requested in writing in order to comply with the Securities Act, and each Holder acknowledges that upon any failure by the Holder to furnish such information the Issuer shall be relieved from any obligation to include such Holder’s Registrable Securities in such registration statement.
(b) The Issuer will pay all Registration Expenses in connection with each registration or proposed registration of Registrable Securities and the fees and expenses of one counsel to the Holders selected by the Initiating Holders. Notwithstanding the foregoing, (y) the fees or expenses of any other counsel to the Holders or of any other expert hired directly by the Holders will be the sole responsibility of the Holders and (z) the Holders will be responsible, severally and not jointly, for their respective pro rata portion (determined by reference to the number of shares included in the applicable registration) of all underwriting discounts and commissions and transfer taxes, if any.
(c) Before filing any registration statement or prospectus, or any amendments or supplements thereto, in connection with any registration or proposed registration of Registrable Securities, the Issuer will furnish to counsel for the Holders participating in such registration or offering copies of all documents proposed to be filed.
(d) The Issuer will furnish to each Holder participating in a registration or offering such number of copies of the applicable registration statement and of each amendment or supplement thereto (in each case, including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of Registrable Securities by such Holder.
(e) The Issuer will use reasonable best efforts to register or qualify Registrable Securities covered by a registration statement under such other securities or “blue sky” laws of such jurisdictions as each Holder reasonably requests, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder, except that the Issuer will not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 3.7(e), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction.

(f) The Issuer will use reasonable best efforts to cause the Registrable Securities covered by a registration statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the Holder thereof to consummate the disposition thereof.
(g) The Issuer will notify each Holder of Registrable Securities covered by a registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act promptly after the Issuer becomes aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, subject to Section 3.5, at the request of any such Holder, prepare and furnish to such Holder a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.
(h) The Issuer will enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as the Initiating Holders or the sellers of a majority of securities covered by a registration statement or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.
(i) The Issuer will make available for inspection by any Holder of Registrable Securities covered by a registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such Holder or any underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Issuer, and cause all of the Issuer’s officers, managers and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement.
(j) The Issuer will obtain a “cold comfort” letter or letters from the Issuer’s independent public accountants in customary form and covering matters of the type customarily covered by “cold comfort” letters as the managing underwriter or underwriters for such offering reasonably request.
(k) The Issuer will obtain for delivery to the underwriters an opinion or opinions from counsel for the Issuer, in customary form, scope and substance, as the managing underwriter or underwriters for such offering reasonably request.
(l) The Issuer will cause management of the Issuer to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any offering during normal business hours, upon reasonable notice and in a manner that does not unreasonably interfere with the operations of the Issuer’s business and will otherwise facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto.

(m) The Issuer will cause all Registrable Securities covered by the applicable registration statement to be listed on each securities exchange on which the Issuer has listed any of its equity securities and on each inter-dealer quotation system on which any of the Issuer’s equity securities are then quoted.
(n) Each Holder agrees that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 3.7(g), such Holder will forthwith discontinue disposition of securities pursuant to the registration statement covering such Registrable Securities until such Holder’s receipt of the copies of the amended or supplemented prospectus contemplated by Section 3.7(g) and, if so directed by the Issuer, such Holder will deliver to the Issuer (at the Issuer’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.
3.8 Indemnification.
(a) Indemnification by the Issuer. In the event of any registration of any Registrable Securities of the Issuer under the Securities Act, the Issuer hereby indemnifies and agrees to hold harmless, to the extent permitted by applicable Law, each Holder of Registrable Securities covered by such registration statement, each Affiliate of such Holder and their respective directors and officers, general and limited partners or members and managing members (and the directors, officers, Affiliates and controlling Persons thereof), and each other Person, if any, who controls such Holder within the meaning of the Securities Act (collectively, the “Indemnified Parties”), against any and all losses, claims, damages or liabilities, joint or several, and expenses to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Issuer will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding as such expenses are incurred; provided, that the Issuer will not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, in any such preliminary, final or summary prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information with respect to such Indemnified Party furnished to the Issuer by such Indemnified Party for use in the preparation thereof and not subsequently corrected, amended or supplemented by such Indemnified Party. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Party and will survive the Transfer of such securities by such Holder.

(b) Indemnification by the Holders. As a condition to including any Registrable Securities in any registration statement, each Holder of such Registrable Securities agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 3.8(a)) the Issuer, all other Holders and any prospective underwriter, as the case may be, and any of their respective Affiliates, directors, officers, general and limited partners, members and managing members and controlling Persons, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information with respect to such Holder furnished to the Issuer by such Holder expressly for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing; provided, however, that each Holder’s aggregate liability hereunder and under Section 3.8(b) with respect to any particular registration shall be limited to an amount equal to the net proceeds (after deducting underwriting commissions and discounts, but before deducting any expenses) received by such Holder from the Registrable Securities sold by such Holder in such registration; provided further, that no Holder shall have liability hereunder to the extent such Holder timely corrects, amends or supplements such written information previously furnished to the Issuer. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Issuer or any of the Holders, or any of their respective Affiliates, directors, officers or controlling Persons and will survive the Transfer of such securities by such Holder. Any indemnification obligation of a Holder of Registrable Securities hereunder shall be several and not joint with each other Holder of Registrable Securities.
(c) Notices of Claims, Etc. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 3.8, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of the Indemnified Party to give notice as provided herein will not relieve the indemnifying party of its obligations under Section 3.8(a) or Section 3.8(b), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. If, in such Indemnified Party’s reasonable judgment, having common counsel would result in a conflict of interest, between the interests of such indemnified and indemnifying parties, then such Indemnified Party may employ separate counsel reasonably acceptable to the indemnifying party to represent or defend such Indemnified Party in such action, it being understood, however, that the indemnifying party will not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such Indemnified Parties (and not more than one separate firm of local counsel at any time for all such Indemnified Parties) in such action. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claims or litigation. No Indemnified Party will consent to entry of any judgment or enter into any settlement without the consent of the indemnifying party (which will not be unreasonably withheld).

(d) Other Indemnification. Indemnification similar to that specified in this Section 3.8 (with appropriate modifications) will be given by the Issuer and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state Law or regulation or Governmental Entity other than the Securities Act.
(e) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 3.8 is unavailable to an Indemnified Party, the indemnifying party shall contribute to the aggregate losses, damages, liabilities and expenses (collectively, “Losses”) of the nature contemplated by such indemnity agreement incurred by any Indemnified Party, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the Indemnified Parties, on the other hand, in connection with the statements or omissions which resulted in such Losses or (ii) if the allocation provided by clause (i) above is not permitted by applicable Law, in such proportion as is appropriate to reflect not only the relative fault of but also the relative benefits to the indemnifying party, on the one hand, and each such Indemnified Party, on the other hand, in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and the Indemnified Party shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and the Indemnified Party in connection with the offering to which such Losses relate. The relative fault of the indemnifying party and the Indemnified Party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or related to information supplied by, the indemnifying party or the Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The parties hereto agree that it would not be just or equitable if the contribution described in this Section 3.8(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 3.8(e), the aggregate liability of any indemnifying party (other than the Issuer) under this Section 3.8(e) and Section 3.8(b) shall be limited to an amount equal to the amount of net proceeds (after deducting underwriting commissions and discounts, but before deducting any expenses) received by such indemnifying party from sales of the Registrable Securities by such indemnifying party pursuant to the offering that gave rise to such Losses.
(f) Non-exclusivity. The obligations of the parties under this Section 3.8 will be in addition to any liability which any party may otherwise have to any other party.
3.9 Rule 144. The Issuer shall use reasonable best efforts to timely file the reports required to be filed by it under the Securities Act and the Exchange Act so long as it is subject to such reporting requirements, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limits of the exemptions provided by Rule 144. Upon the request of any Holder, the Issuer shall deliver to such Holder a written statement stating whether it has complied with such requirements and will take such further action as such Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limits of the exemptions provided by Rule 144.

3.10 No Inconsistent Agreements. The Issuer represents and warrants to each Holder of Registrable Securities that the registration rights granted in this Agreement do not conflict with any other registration rights granted by the Issuer. Neither the Issuer nor any of its Subsidiaries shall hereafter enter into, and neither the Issuer nor any of its Subsidiaries is currently a party to, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders by this Agreement.
ARTICLE IV
COVENANTS
4.1 Confidentiality. Each of the Investors agrees, and shall cause its respective directors, officers, employees, agents and advisors (including attorneys, accountants and financial advisors) (its “Representatives”), to, on and after the date of this Agreement, keep confidential all non-public or proprietary information concerning the business, assets and finances of the Issuer, the TPG OG Partnerships and their respective Affiliates, in each case, regardless of the form in which furnished or made available and whether furnished or made available to any Investor or any of their Affiliates prior to, on or after the date of this Agreement (including any information or documents provided or made available pursuant to any confidentiality agreement), and regardless of the source or form of such information or document (the “Confidential Information”); provided, however, that disclosure of the Confidential Information may be made (a) with the prior written consent of the general partner of the TPG OG Partnerships, (b) to Affiliates and Representatives of any Investor who either agree in writing to keep such Confidential Information confidential or are otherwise legally obligated to maintain such Confidential Information as confidential, (c) any Person, including a prospective purchaser of Class A Common Stock, as long as such Person has first agreed, in writing, to maintain the confidentiality of such Confidential Information to the same extent set forth herein, (d) to the extent required by Law or pursuant to a request by a Governmental Entity; provided, that in the event of a request described in clause (d), such Person shall use reasonable best efforts to (i) promptly notify the TPG OG Partnerships of the existence, terms and circumstances surrounding such a request, (ii) consult with the TPG OG Partnerships on the advisability of taking steps to resist or narrow such request, (iii) if disclosure of such Confidential Information is required, furnish only such portion of the Confidential Information as any Investor is advised by counsel is legally required to be disclosed, and (iv) cooperate with the TPG OG Partnerships in their efforts to obtain an order or other reliable assurance that confidential treatment will be accorded to such portion of the Confidential Information that is required to be disclosed, such order or reliable assurance being obtained at the TPG OG Partnerships’ own expense and without requiring any of the Investors to initiate any legal action, or (e) to the extent required in connection with the enforcement of any rights under this Agreement. Confidential Information shall be deemed to include all notes, analyses, compilations, studies, interpretations, reports, memoranda or other documents prepared by any Investor or any of their Affiliates or Representatives which contain, reflect or are based upon, in whole or in part, Confidential Information. The Confidential Information shall not include information that (A) is or becomes generally available to the public other than as a result of any disclosure resulting from an act or omission by any Investor or any of their Affiliates or Representatives, (B) is independently known to or developed by any Investor or any of their Affiliates or Representatives without use of the Confidential Information or any derivative thereof and without violating any of the obligations of any Investor or any of their Affiliates or Representatives hereunder or (C) is provided to any Investor by a third party that was not known to any Investor, acting in good faith, to be bound by a confidentiality agreement or other contractual, legal or fiduciary obligation of confidentiality with respect to such information.
4.2 Publicity. Except as may be required by applicable Law, none of the Parties shall (and shall cause their controlled Affiliates not to) make reference to another Party or its equityholders in any press release, public disclosure, public notice or public announcement or communication with any news media in respect of this Agreement, the other Transaction Documents or the Transactions without the prior written consent of such other Party. The Parties shall cooperate as to the timing, contents and distribution of any such press release or public announcement.
4.3 Further Assurances. In connection with and following the date of this Agreement, consistent with the terms and conditions hereof (including the transactions contemplated by Section 4.4), each of the Parties shall execute such documents and use reasonable best efforts to perform such further acts (including obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any Governmental Entity or any other Person) as may be reasonably required or desirable to carry out the Transactions.
4.4 Acknowledgment of Reorganization. In connection with the IPO and as described in the prospectus that forms part of the Issuer’s Registration Statement on Form S-1 filed with the SEC, TPG has undergone the Reorganization, which was effected through a series of steps as set forth in that certain Reorganization Agreement, by and among the Issuer, the TPG OG Partnerships and the other parties identified therein, dated as of [•], and the associated implementing agreements (collectively, the “Reorganization Agreement”), and each Party hereby acknowledges, consents to and ratifies the Reorganization, the Reorganization Agreement and the transactions contemplated thereby.
4.5 Issuer Transaction. Each Investor acknowledges and agrees that, upon written notice from the Issuer, such Investor shall, to the extent such Investor holds TOG Units, participate (with respect to any or all of such TOG Units, as determined by Issuer) in any Exchange (as defined in the Exchange Agreement) proposed by Issuer in furtherance of a change of control transaction, whether structured as a merger or otherwise, that is approved by the board of directors of the Issuer; provided that, all similarly situated Investors are treated in a similar manner (provided that the Issuer may modify such similar treatment to accommodate legal, regulatory or tax issues impacting a specific Investor).

ARTICLE V
TERMINATION
5.1 Termination. Any Person who ceases to hold any Registrable Securities shall have no further rights or obligations under this Agreement (except with respect to Sections 3.8 and 3.9 and Sections 4.1, 4.2, 4.4 and 4.5 which shall survive).
ARTICLE VI
MISCELLANEOUS
6.1 Expenses. Except as explicitly provided in this Agreement or as the Parties may otherwise agree, each of the Parties will bear and pay all fees and expenses incurred by it or on its behalf in connection with the Transactions.
6.2 Notices.
(a) All notices, requests, demands or other communications provided for or permitted to be given pursuant to this Agreement must be in writing.
(b) All notices, requests, demands and other communications to be sent under this Agreement shall be sent to in the case of TPG to:
TPG Global, LLC
301 Commerce Street, Suite 3300
Fort Worth, Texas 76102
Attention:         Office of General Counsel
Email:               officeofgeneralcounsel@tpg.com
with copies (which shall not constitute notice) to:
Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, New York 10017
Attention:         Michael Kaplan
                         Derek Dostal
Email:              michael.kaplan@davispolk.com
                         derek.dostal@davispolk.com
and
Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention:         Harvey M. Eisenberg
                         Brian Parness
Email:              Harvey.Eisenberg@weil.com
                         Brian.Parness@weil.com
and in the case of the Investors, the Other TPG Feeder Partnerships or Partner Holdings, to the addresses set forth on Schedule 6.2 or, in each case, to such other address, facsimile number or electronic mail address as such party may designate by notice to the other Parties in accordance with Section 6.2(e).

(c) All notices, requests, demands and other communications to be given to a Party pursuant to this Agreement shall be deemed to have been properly given if: (i) personally delivered; (ii) deposited for next-day delivery by Federal Express, or other similar overnight courier services, addressed to such party; (iii) deposited in the United States mail, addressed to such party, prepaid and registered or certified with return receipt requested; or (iv) transmitted via electronic mail, to the attention of such Party.
(d) All notices, requests, demands and other communications so given shall be deemed received: (i) when personally delivered; (ii) twenty-four (24) hours after being deposited for next-day delivery with an overnight courier; (iii) seven (7) days after being deposited in the United States mail; or (iv) twelve (12) hours after being telecopied or otherwise transmitted, including by electronic mail, with no mail undeliverable or other rejection notice having been received by the sender.
(e) The Parties shall have the right from time to time, and at any time during the term of this Agreement, to change their respective addresses and each shall have the right to specify as his or its address any other address by giving to the other parties at least thirty (30) days’ written notice thereof, in the manner prescribed in Section 6.2(c); provided, however, that to be effective, any such notice must be actually received (as evidenced by a return receipt or other confirmation).
6.3 Amendment; Joinders.
(a) This Agreement can be amended at any time and from time to time by the Issuer and either (x) ControlCo or (y) the Holders of a majority of the Registrable Securities; provided, that no amendment to this Agreement may adversely modify in any material respect the rights or obligations of any Securityholders without the prior written consent of Holders of a majority of the Registrable Securities; provided, further, that no amendment to this Agreement may adversely modify in any material respect the rights or obligations of any Securityholders in any materially disproportionate manner relative to any other Securityholders without the prior written consent of Securityholders holding a majority of the Registrable Securities held by all such disproportionately affected Securityholders.
(b) Notwithstanding the foregoing, from time to time the Issuer may enter into a joinder agreement in the form of Exhibit A hereto with one or more other persons, pursuant to which such other person will agree to abide by the terms and conditions of this Agreement (with such modifications as the Issuer may agree to and with no need for amendment or consent from any other Party). Upon such joinder, such person will become a Party with all rights and obligations under this Agreement (with such modifications as provided for in such joinder agreement).
6.4 Waiver of Immunity. To the extent that a Party may be or may become entitled, in any action or proceeding relating in any way to this Agreement, to claim for itself or its properties or revenues any immunity from suit, court jurisdiction or attachment prior to judgment, attachment in aid of execution of a judgment, execution of a judgment or from any other legal process or remedy relating to its obligations under this Agreement, and to the extent that in any such action or proceeding there may be attributed immunity (whether or not claimed), such Party hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the fullest extent permitted by applicable Law.
6.5 Entire Agreement. This Agreement and the other Transaction Documents constitute (for the respective Parties that are parties thereto and bound thereby) the full and entire understanding and agreement among the Parties with regard to the subject matters hereof and thereof or otherwise relate to any investment by an Investor in a TPG Holdings Entity or TPG Holdings, L.P. and supersede all prior understandings and agreements, written or oral, relating to the matters set forth herein and therein, including each of the Prior Agreements. Effective as of the IPO Date, each of the Prior Agreements is hereby terminated by each of the parties thereto and shall be void and of no further force or effect and no Party shall have any liability or obligation in connection therewith.
6.6 Assignment. Neither this Agreement nor any of the rights hereunder shall be assigned by any of the Parties without the prior written consent of the other Parties. Any attempted assignment in contravention of this Section 6.6 shall be null and void.
6.7 No Third-Party Beneficiaries. Except as provided in Section 3.8 or with respect to Permitted Transferees, nothing contained in this Agreement, expressed or implied, is intended or shall be construed to confer upon any Person other than the Parties, any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenant, condition or provisions herein contained, and such provisions are and shall be held to be for the sole and exclusive benefit of the Parties.
6.8 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdictions, it being intended that all rights and obligations of the Parties hereunder shall be enforceable to the fullest extent permitted by Law. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be replaced with a legal, valid and enforceable term which would to the greatest degree possible reflect the original intentions of the Parties hereunder.
6.9 Governing Law; Jurisdiction; Arbitration.
(a) THIS AGREEMENT AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR STATUTE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT SHALL BE GOVERNED BY, AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, INCLUDING ITS STATUTE OF LIMITATIONS, WITHOUT REFERENCE TO ANY CHOICE OF LAW PROVISION THEREOF THAT WOULD MANDATE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION, EXCEPT THAT THE ARBITRATION PROVISIONS SET FORTH IN THIS SECTION 6.9 SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT, TITLE 9, UNITED STATES CODE.

(b) Any dispute, controversy or claim arising out of, relating to or in connection with this Agreement or any Transaction Document, including, without limitation, any dispute regarding the validity or termination of this Agreement, or the performance or breach hereof, shall be finally settled by arbitration administered by the American Arbitration Association (“AAA”), in accordance with its Commercial Arbitration Rules in effect at the time of the arbitration. The place of arbitration shall be New York, New York and the proceedings shall be conducted in the English language. The arbitration shall be conducted by three arbitrators. Each arbitrator shall be a person with significant experience in the financial services industry or representing persons in the financial services industry. Each of the Issuer and the other Parties who are parties to such arbitration and who hold a majority of the issued and outstanding shares of Class A Common Stock and TOG Units held by all such parties to the arbitration as of the Closing Date and not Transferred, shall nominate one arbitrator within 15 days after delivery of a request for arbitration in writing by any of the Parties. In the event that any of the parties to the arbitration fails to nominate an arbitrator as and within such time period provided in the preceding sentence, upon request of either of such parties, such arbitrator shall instead be appointed by the AAA within 15 days of receiving such request. The two arbitrators appointed in accordance with the above provisions shall nominate the third arbitrator within 15 days of their appointment. If the first two appointed arbitrators fail to nominate a third arbitrator, then, upon request of the parties to the arbitration, the third arbitrator shall be appointed by the AAA within 30 days of receiving such request. The third arbitrator shall serve as Chairman of the arbitral tribunal. The arbitrators shall endeavor to render a final award within 90 days of submission of a request for arbitration. Failure to adhere to this time limit shall not be a basis for challenging the award. The award rendered by the arbitrators shall be final and binding on the parties thereto and judgment on such award may be entered in any court of competent jurisdiction. All costs and expenses incurred by the Parties in connection with any arbitration hereunder shall be borne by the Party against whom the arbitrators’ award is rendered, and such Party shall promptly reimburse the Party in whose favor the arbitrators’ award is rendered for any of such costs and expenses incurred by such Party.
(c) By agreeing to arbitration, the Parties do not intend to deprive any court with jurisdiction of its ability to issue a preliminary injunction, attachment or other form of provisional remedy in aid of the arbitration, and a request for such provisional remedies by a Party to a court shall not be deemed a waiver of this agreement to arbitrate. In addition to the authority conferred upon the arbitrators by the rules specified above, the arbitrators shall also have the authority to grant provisional remedies, including injunctive relief.
(d) Except as may be required by applicable Law or court order, the Parties agree to maintain confidentiality as to all aspects of any arbitration arising out of, relating to or in connection with this Agreement or any Transaction Document, including any such arbitration’s existence and results, except that nothing herein shall prevent a Party from disclosing information regarding such arbitration for purposes of enforcing the award or this arbitration clause, or in any court proceeding requesting the issuance of provisional remedies in accordance with Section 6.9(c). The Parties further agree to obtain the arbitrators’ agreement to preserve the confidentiality of the arbitration.

6.10 Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the Parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at Law or equity.
6.11 Counterparts and Facsimile; Electronic Signature. For the convenience of the Parties, this Agreement may be executed and delivered in any number of separate counterparts (including by facsimile or electronic transmission, including PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000), each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. The parties irrevocably and unreservedly agree that the document(s) in question may be executed by way of electronic signatures and the parties agree that such document(s), or any part thereof, shall not be challenged or denied any legal effect, validity and/or enforceability solely on the ground that it is in the form of an electronic record.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

ISSUER

TPG INC.

By:	/s/ Ken Murphy
Name:	Ken Murphy
Title:	Chief Operating Officer
[Signature Page to the Investor Rights Agreement]

TPG OPERATING GROUP I, L.P.

By: TPG Holdings I-A, LLC, its general partner

By:	/s/ Michael LaGatta
Name:	Michael LaGatta
Title:	Title: Vice President

TPG OPERATING GROUP II, L.P.

By: TPG Holdings II-A, LLC, its general partner

By:	/s/ Michael LaGatta
Name:	Michael LaGatta
Title:	Title: Vice President

TPG OPERATING GROUP III, L.P.

By:	TPG Holdings III-A, LLC, its general partner

By:	TPG Holdings III-A, Inc., its general partner

By:	/s/ Michael LaGatta
Name:	Michael LaGatta
Title:	Title: Vice President
[Counterpart Signature Page to the Investor Rights Agreement]

TPG PARTNER HOLDINGS, L.P.

By:	TPG Group Advisors (Cayman), Inc., its general partner

By:	/s/ Michael LaGatta
Name:	Michael LaGatta
Title:	Vice President & Secretary

TPG GROUP HOLDINGS (SBS), L.P.

By:	TPG Group Holdings (SBS) Advisors, LLC, its general partner

By:	/s/ Ken Murphy
Name:	Ken Murphy
Title:	Chief Operating Officer

TPG NEW HOLDINGS, LLC

By:	/s/ Michael LaGatta
Name:	Michael LaGatta
Title:	Vice President & Secretary
[Counterpart Signature Page to the Investor Rights Agreement]

TPG PEP FEEDER, L.P.

By:	TPG GPCo, LLC, its general partner

By:	/s/ Michael LaGatta
Name:	Michael LaGatta
Title:	Vice President

TPG HOLDINGS (NQ) 1, L.P.

By:	TPG Group Advisors (Cayman), Inc., its general partner

By:	/s/ Michael LaGatta
Name:	Michael LaGatta
Title:	Vice President

TPG HOLDINGS (NQ) 2, L.P.

By:	TPG Group Advisors (Cayman), Inc., its general partner

By:	/s/ Michael LaGatta
Name:	Michael LaGatta
Title:	Vice President
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

East Coast Partners, L.P.

By:	/s/ Sherri Conn
Name: Sherri Conn
Title: Vice President
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

DB 2010 Trust Holdings, LLC

By:	/s/ Sherri Conn
Name: Sherri Conn
Title: Vice President
[Counterpart Signature Page to the Investor Rights Agreement]

LI!MITED PARTNERS

Bondco, Inc.

By:	/s/ Sherri Conn
Name: Sherri Conn
Title: Vice President
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

David Bonderman

By:	/s/ David Bonderman
Name: David Bonderman
Title: Individual
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

MANA Grantor Trust dated December 14, 2021

By:	/s/ Alison Westbrook
Name: Alison Westbrook
Title: Senior Managing Director
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Miller Creek Investments, LLC

By:	/s/ Michael MacDougall
Name: Michael MacDougall
Title: Sole Member
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Frantz Family Trust of 2005

By:	/s/ Eugene Frantz
Name: Eugene Frantz
Title: Trustee
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Sisitsky Hagens SoDa LLC

By:	/s/ Andrew Cooper
Name: Andrew Cooper
Title: Manager
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Christopher Ortega

By:	/s/ Christopher Ortega
Name: Christopher Ortega
Title: Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

The Garrison Family Trust

By:	/s/ Kendall Garrison
Name: Kendall Garrison
Title: Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Steven Joseph Schneider Revocable Trust dated
Nov. 19, 2007

By:	/s/ Steven Schneider
Name: Steven Schneider
Title: Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

John Oliver

By:	/s/ John Oliver
Name: John Oliver
Title: Mr
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Tara Lee Schneider Revocable Trust dated
November 19, 2007

By:	/s/ Steven Schneider
Name: Steven Schneider
Title: Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

HFT SoDa LLC

By:	/s/ Justyn Volesko
Name: Justyn Volesko
Title: Manager
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

By:	/s/ Martyn Russell /s/ Tanya Marrett
Name: Martyn Russell Tanya Marrett
Title: Authorised Signatories for RBC Trust Company (Guernsey) Limited as Trustees of the Nisaki Family Trust
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Varun Kapur

By:	/s/ Varun Kapur
Name: Varun Kapur
Title: Self
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Timothy D. Dattels and Kristine M. Johnson,
Trustees of the Dattels/Johnson 1992

By:	/s/ Timothy Dattels
Name: Timothy Dattels
Title: Trustee
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Stephen Fildes Bamford

By:	/s/ Stephen Bamford
Name: Stephen Bamford
Title: Stephen
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

The Ryan James Ellis 2021 GST Trust

By:	/s/ Stephen Andrus Ellis
Name: Stephen Andrus Ellis
Title: Managing Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

The Ron Cami and Ann Cami Family Trust

By:	/s/ Ronald Cami
Name: Ronald Cami
Title: Trustee and Authorized Signatory
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

RH2000 Holdings LLC

By:	/s/ Roberta Joann Harris
Name: Roberta Joann Harris
Title: Managing Member
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Ransom Langford

By:	/s/ Ransom Langford
Name: Ransom Langford
Title: Firm Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Matthias Calice

By:	/s/ Matthias Calice
Name: Matthias Calice
Title: Managing Director
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

The Matthew and Monica Coleman Family Trust under Revocable Trust Agreement date

By:	/s/ Matthew John Coleman
Name: Matthew John Coleman
Title: Trustee
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Katherine Wood

By:	/s/ Katherine Wood
Name: Katherine Wood
Title: Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Jun Tsusaka

By:	/s/ Jun Tsusaka
Name: Jun Tsusaka
Title: CEO
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Jon Winkelried

By:	/s/ Jon Winkelried
Name: Jon Winkelried
Title: Managing Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Jon and Abby Winkelried Family Trust, dated June 26, 2000

By:	/s/ Jon Winkelried
Name: Jon Winkelried
Title: Managing Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Winkelried Investment Partners, L.P.

By:	/s/ Jon Winkelried
Name: Jon Winkelried
Title: Managing Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

The Kelsey Barbara Williams Trust

By:	/s/ James Williams
Name: James Williams
Title: NA
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

The Katherine Weingart 2021 Irrevocable GST Trust

By:	/s/ Jack Weingart
Name: Jack Weingart
Title: Trustee
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

The Kendall Weingart 2021 Irrevocable GST Trust

By:	/s/ Jack Weingart
Name: Jack Weingart
Title: Trustee

[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Weingart Living Trust

By:	/s/ Jack Weingart
Name: Jack Weingart
Title: Trustee

[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

The John Weingart 2021 Irrevocable GST Trust

By:	/s/ Jack Weingart
Name: Jack Weingart
Title: Trustee

[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

The Julia Weingart 2021 Irrevocable GST Trust

By:	/s/ Jack Weingart
Name: Jack Weingart
Title: Trustee

[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Ganen Sarvananthan

By:	/s/ Ganendran Sarvananthan
Name: Ganendran Sarvananthan
Title: Partner

[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Fred Cohen

By:	/s/ Fred Cohen
Name: Fred Cohen
Title: Partner - retired

[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Dick and Sandy Boyce Revocable Trust 1994

By:	/s/ Dick Boyce
Name: Dick Boyce
Title: Trustee

[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Bonderman Family Limited Partnership

By:	/s/ Sherri Conn
Name: Sherri Conn
Title: Vice President

[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Dag Skattum

By:	/s/ Dag Skattum
Name: Dag Skattum
Title: Dag Skattum

[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Clive Bode

By:	/s/ Clive Bode
Name: Clive Bode
Title: Partner

[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Andy Doyle

By:	/s/ Andy Doyle
Name: Andy Doyle
Title: Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

JoeyCo Holding Company LLC

By:	/s/ Timothy Millikin
Name: Timothy Millikin
Title: Member
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Malte Janzarik

By:	/s/ Malte Janzarik
Name: Malte Janzarik
Title: Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Coslet Family Trust

By:	/s/ Jonathan Jay Coslet
Name: Jonathan Jay Coslet
Title: Vice Chairman
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Martin Davidson

By:	/s/ Martin Davidson
Name: Martin Davidson
Title: Chief Accounting Officer
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Johnathan J. Coslet and Jeanne L Rosner Community Property Revocable Trust

By:	/s/ Jonathan Jay Coslet
Name: Jonathan Jay Coslet
Title: Vice Chairman
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Bradford Berenson

By:	/s/ Bradford A. Berenson
Name: Bradford A. Berenson
Title: General Counsel
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Coslet Master Partnership, LP

By:	/s/ Jonathan Jay Coslet
Name: Jonathan Jay Coslet
Title: Vice Chairman
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Carroll Obremskey Childrens Trust for the Benefit of Grace Anastasia Carroll

By:	/s/ Daniel Carroll
Name: Daniel Carroll
Title: Trustee
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Coslet Family Investments, LLC

By:	/s/ Jonathan Jay Coslet
Name: Jonathan Jay Coslet
Title: Vice Chairman
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Carroll Obremskey Childrens Trust for the Benefit of William Ryan Carroll

By:	/s/ Daniel Carroll
Name: Daniel Carroll
Title: Trustee
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Vascellaro 2013 Trust

By:	/s/ Jerome Vascellaro
Name: Jerome Vascellaro
Title: Trustee
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Carroll Obremskey Family Revocable Trust

By:	/s/ Daniel Carroll
Name: Daniel Carroll
Title: Trustee
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Carroll Obremskey Childrens Trust for the Benefit of Peter Owen Carroll

By:	/s/ Daniel Carroll
Name: Daniel Carroll
Title: Trustee
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Anilu Vazquez-Ubarri

By:	/s/ Ana L. Vazquez-Ubarri
Name: Ana L. Vazquez-Ubarri
Title: Partner, CHRO
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Vincenzo Morelli

By:	/s/ Vincenzo Morelli
Name: Vincenzo Morelli
Title: Partner Emeritus
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Sing Wang

By:	/s/ Sing Wang
Name: Sing Wang
Title: Mr.
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Frank Joseph Johnson III

By:	/s/ Frank Joseph Johnson
Name: Frank Joseph Johnson
Title: Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Jerome Vascellaro

By:	/s/ Jerome Vascellaro
Name: Jerome Vascellaro
Title: Trustee
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

John Flynn

By:	/s/ John Flynn
Name: John Flynn
Title: Trustee
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Scott Gilbertson

By:	/s/ Scott Gilbertson
Name: Scott Gilbertson
Title: Firm Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Jamie Sholem

By:	/s/ James A Sholem
Name: James A Sholem
Title: Investor
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Geoffrey Mark Duyk

By:	/s/ Geoffrey Duyk
Name: Geoffrey Duyk
Title: MD, PhD
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Michael Abel

By:	/s/ Michael Abel
Name: Michael Abel
Title: Firm Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Mirhashemi Living Trust dtd 9.9.2019

By:	/s/ Mark Mirhashemi
Name: Mark Mirhashemi
Title: Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

NJFR LLC

By:	/s/ Nehal Raj
Name: Nehal Raj
Title: Owner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Mary E. Vascellaro

By:	/s/ Mary Vascellaro
Name: Mary Vascellaro
Title: Limited Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

James Buffington Williams and Sharon Freyschlag Williams, Trustees of the Willia

By:	/s/ James Williams
Name: James Williams
Title: NA
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

The Bryant Paul Williams Trust

By:	/s/ James Williams
Name: James Williams
Title: NA
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

The Scott Anson Williams Trust

By:	/s/ James Williams
Name: James Williams
Title: NA
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Mike Zappert

By:	/s/ Mike Zappert
Name: Mike Zappert
Title: Trustee
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Jonathan M. Garfinkel and Kimberly G. Garfinkel 2006 Revocable Trust

By:	/s/ Jonathan Garfinkel
Name: Jonathan Garfinkel
Title: Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

The Alex and Leslie Gleser Revocable Trust

By:	/s/ Alex Gleser
Name: Alex Gleser
Title: Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Bernadette Chorengel

By:	/s/ Bernadette Chorengel
Name: Bernadette Chorengel
Title: Co-Managing Partner, The Rise Fund, Firm P
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Froeb Family LLC

By:	/s/ Charles Gordon Froeb
Name: Charles Gordon Froeb
Title: Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Kevin R. Burns

By:	/s/ Kevin Burns
Name: Kevin Burns
Title: President and COO - alto Pharmacy
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Banyasz Family 2006 Irrevocable Trust dated February 21, 2006

By:	/s/ Avi Banyasz
Name: Avi Banyasz
Title: Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Avi Banyasz

By:	/s/ Avi Banyasz
Name: Avi Banyasz
Title: Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Paulson Office LLC

By:	/s/ Hank Paulson
Name: Hank Paulson
Title: Executive Chairman
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

The Grayson Lee Ellis 2021 GST Trust

By:	/s/ Stephen Andrus Ellis
Name: Stephen Andrus Ellis
Title: Managing Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

The Tyler Joseph Ellis 2021 GST Trust

By:	/s/ Stephen Andrus Ellis
Name: Stephen Andrus Ellis
Title: Managing Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Steve and Karen Ellis Revocable Trust

By:	/s/ Stephen Andrus Ellis
Name: Stephen Andrus Ellis
Title: Managing Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Peter McGoohan

By:	/s/ Peter McGoohan
Name: Peter McGoohan
Title: N/A
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Michael Woolhouse

By:	/s/ Michael Woolhouse
Name: Michael Woolhouse
Title: Firm Parnter
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Josh Evans

By:	/s/ Josh Evans
Name: Josh Evans
Title: Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Walden Capital Partners LLC

By:	/s/ JOHN R SCHILLING
Name: JOHN R SCHILLING
Title: Firm Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Maryanne Hancock

By:	/s/ Maryanne Hancock
Name: Maryanne Hancock
Title: CEO, Y Analytics
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Sunshine Oriental Ltd.

By:	/s/ Chang (Qiang) Sun
Name: Chang (Qiang) Sun
Title: Ditector
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS
Paul and Kristina Hackwell 2015 Family Trust

By:	/s/ Paul D Hackwell
Name: Paul D Hackwell
Title: Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Yana Alexandra Peel

By:	/s/ Yana Peel
Name: Yana Peel
Title: Mrs
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Greta Guggenheim

By:	/s/ Greta Guggenheim
Name: Greta Guggenheim
Title: Lp
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Jin-Yong Cai

By:	/s/ Jinyong Cai
Name: Jinyong Cai
Title: Mr
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Spencer Stenmark

By:	/s/ Spencer Stenmark
Name: Spencer Stenmark
Title: Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Puneet Bhatia

By:	/s/ Puneet Bhatia
Name: Puneet Bhatia
Title: puneet bhatia
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Roseworth Investment Ltd.

By:	/s/ Weijian Shan
Name: Weijian Shan
Title: Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Akinyemi Lalude

By:	/s/ Akinyemi Lalude
Name: Akinyemi Lalude
Title: Firm Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Sanghoon Lee

By:	/s/ Sanghoon Lee
Name: Sanghoon Lee
Title: Partner

[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Todd Gilbert

By:	/s/ Todd Gilbert
Name: Todd Gilbert
Title: Partner

[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

William A. Schwartz 2021 Family Trust dated November 23, 2021

By:	/s/ William A Schwartz
Name: William A Schwartz
Title: Partner

[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Schifter 2009 Non-Exempt Family Trust

By:	/s/ Richard Schifter
Name: Richard Schifter
Title: Trustee

[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Richard P. Schifter

By:	/s/ Richard Schifter
Name: Richard Schifter
Title: LP
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Ken Murphy

By:	/s/ Ken Murphy
Name: Ken Murphy
Title: Mr
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

The Chen Family 2010 Trust

By:	/s/ Paul Chen
Name: Paul Chen
Title: Investment Manager
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Carrie A. Wheeler

By:	/s/ Carrie Wheeler
Name: Carrie Wheeler
Title: N/A
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Wigglesworth Childrens Trust

By:	/s/ Asiff Hirji
Name: Asiff Hirji
Title: Trustee
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Hirji Spousal Trust

By:	/s/ Asiff Hirji
Name: Asiff Hirji
Title: Trustee
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

The Nathan and Elizabeth Wright Living Trust dated April 29, 2016

By:	/s/ Nathan Hart Wright
Name: Nathan Hart Wright
Title: Former Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

James R. Gates Separate Property Revocable Trust

By:	/s/ James Roentgen Gates
Name: James Roentgen Gates
Title: trustee
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Gates Irrevocable Trust 2004 fbo Children of James R. Gates

By:	/s/ James Roentgen Gates
Name: James Roentgen Gates
Title: trustee
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Dominic Picone

By:	/s/ Dominic Picone
Name: Dominic Picone
Title: Firm Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Karthic Jayaraman

By:	/s/ Karthic Jayaraman
Name: Karthic Jayaraman
Title: Firm Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Edward Beckley

By:	/s/ Edward Beckley
Name: Edward Beckley
Title: Mr
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Skattum 2010 Family Trust

By:	/s/ Anne Dougherty
Name: Anne Dougherty
Title: Managing Director
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Zubin Irani

By:	/s/ Zubin Irani
Name: Zubin Irani
Title: Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Jessica E Lessin MEV 2020 Tr

By:	/s/ Natalie Schiavone
Name: Natalie Schiavone
Title: Vice President
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Matthew C Vascellaro JCV 2020 Tr

By:	/s/ Natalie Schiavone
Name: Natalie Schiavone
Title: Vice President
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Jessica E Lessin JCV 2020 TR

By:	/s/ Natalie Schiavone
Name: Natalie Schiavone
Title: Vice President
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Matthew C Vascellaro MEV 2020 TR

By:	/s/ Natalie Schiavone
Name: Natalie Schiavone
Title: Vice President
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

John W. Marren and Lynda G. Marren, as Trustee of The Lynda G. Marren 2010 GRAT

By:	/s/ John Marren
Name: John Marren
Title: Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

John W. Marren, as Trustee of The John W. Marren 2010 GRAT

By:	/s/ John Marren
Name: John Marren
Title: Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

John W. Marren

By:	/s/ John Marren
Name: John Marren
Title: Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Karl I. Peterson

By:	/s/ Karl Peterson
Name: Karl Peterson
Title: President
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Peterson Capital Partners, L.P.

By:	/s/ Karl Peterson
Name: Karl Peterson
Title: President
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Karl Peterson (Separate Property Account)

By:	/s/ Karl Peterson
Name: Karl Peterson
Title: President
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Simon Henderson

By:	/s/ Simon Henderson
Name: Simon Henderson
Title: Former Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Julie Hong Clayton

By:	/s/ Julie Hong Clayton
Name: Julie Hong Clayton
Title: Mrs
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

RFT Partners LLC

By:	/s/ Jeffrey Rhodes
Name: Jeffrey Rhodes
Title: Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Stone Family Trust

By:	/s/ Mike Stone
Name: Mike Stone
Title: Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Paul Joseph Konzelmann III

By:	/s/ Paul Joseph Konzelmann
Name: Paul Joseph Konzelmann
Title: Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Peter H. McMillan

By:	/s/ Peter McMillan
Name: Peter McMillan
Title: Individual
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

The David Trujillo Legacy Trust dated November 30, 2021

By:	/s/ David Trujillo
Name: David Trujillo
Title: Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

The Alana Tutty Legacy Trust dated November 30, 2021

By:	/s/ David Trujillo
Name: David Trujillo
Title: Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

David I. Trujillo

By:	/s/ David Trujillo
Name: David Trujillo
Title: Partner
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

MFT Alka LLC

By:	/s/ Justyn Volesko
Name: Justyn Volesko
Title: Manager
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Holzemer 2008 Revocable Trust, dated April 28, 2008

By:	/s/ Benjamin Holzemer
Name: Benjamin Holzemer
Title: Human Capital
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

COULCO, Inc.

By:	/s/ James G. Coulter
Name: James G. Coulter
Title: Founding Partner & Co-CEO
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

East Creek Investments II, L.P.

By:	/s/ John Viola
Name: John Viola
Title: Trustee
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Clark Davis 2010 Trust

By:	/s/ John Viola
Name: John Viola
Title: Trustee
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Overton Park Partners II, L.P.

By:	/s/ John Viola
Name: John Viola
Title: Trustee
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Kelvin and Hana Davis Children’s Trust

By:	/s/ John Viola
Name: John Viola
Title: Trustee
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

East Creek Investments, L.P.

By:	/s/ John Viola
Name: John Viola
Title: Trustee
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Overton Park Partners, L.P.

By:	/s/ John Viola
Name: John Viola
Title: Trustee
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Paul Davis 2010 Trust

By:	/s/ John Viola
Name: John Viola
Title: Trustee
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Coulter 2006 Management Trust

By:	/s/ James G. Coulter
Name: James G. Coulter
Title: Founding Partner & Co-CEO
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

CFIP III (TPH), LLC

By:	/s/ James G. Coulter
Name: James G. Coulter
Title: Founding Partner & Co-CEO
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

The Coulter 2012 Irrevocable Trust

By:	/s/ James G. Coulter
Name: James G. Coulter
Title: Founding Partner & Co-CEO
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

DB 2017 Trust Holdings, LLC

By:	/s/ Sherri Conn
Name: Sherri Conn
Title: Vice President
[Counterpart Signature Page to the Investor Rights Agreement]

LIMITED PARTNERS

Bonderman 2005 GST Exemption Trust ? GST Exempt

By:	/s/ Edward Cohen
Name: Edward Cohen
Title: Trustee
[Counterpart Signature Page to the Investor Rights Agreement]

BONDCO, INC.

By:	/s/ David Bonderman
Name: David Bonderman
Title: President
[Signature Page to the Investor Rights Agreement]

COULCO, INC.

By:	/s/ James G. Coulter
Name: James G. Coulter
Title: President
[Signature Page to the Investor Rights Agreement]

INVESTOR:

TPG HOLDINGS (AXON), L.P.

By: TPG-Axon GP, LLC, its General Partner

By:	/s/ Dinakar Singh
Name: Dinakar Singh
Title: CEO
[Counterpart Signature Page to the Investor Rights Agreement]

INVESTOR:

CALIFORNIA PUBLIC EMPLOYEES’RETIREMENT SYSTEM

By:	/s/ Yup Kim
Name: Yup Kim
Title: Investment Director
[Counterpart Signature Page to the Investor Rights Agreement]

INVESTOR:

SINO PACIFIC FOUITY LIMITED

By:	/s/ Wang Ting Ting
Name: Wang Ting Ting
Title: Director
[Counterpart Signature Page to the Investor Rights Agreement]

INVESTOR:

CHINA LIFE TRUSTEES LIMITED

By:	/s/ Tam Tsz Kin Thomas
Name: Tam Tsz Kin Thomas
Title: Director
[Counterpart Signature Page to the Investor Rights Agreement]

INVESTOR:

JG CAPITAL, LLC

By:	/s/ Jamie Gates
Name: Jamie Gates
Title:
[Counterpart Signature Page to the Investor Rights Agreement]

INVESTOR:

MAPLEWOOD INVESTMENT PTE. LTD.

By:	/s/ Heidi Miskin
Name: Heidi Miskin
Title: Authorized Signatory
[Counterpart Signature Page to the Investor Rights Agreement]

INVESTOR:

PINEWOOD VENTURES PTE. LTD.

By:	/s/ Heidi Miskin
Name: Heidi Miskin
Title: Authorized Signatory
[Counterpart Signature Page to the Investor Rights Agreement]

INVESTOR:

KUWAIT INVESTMENT AUTHORITY, acting for and on behalf of the Government of the State of Kuwait

By:	/s/ Aliah Al-Tameemi
Name: Aliah Al-Tameemi
Title: Executive Director

[Counterpart Signature Page to the Investor Rights Agreement]

INVESTOR:

ZEUS HOLDINGS LTD

By:	/s/ Aliah Al-Tameemi
Name: Aliah Al-Tameemi
Title: Director

[Counterpart Signature Page to the Investor Rights Agreement]

INVESTOR:

SILVER EXPRESS HOLDINGS LIMITED

By:	/s/ TON SHAO MING
Name:TON SHAO MING
Title: Director
[Counterpart Signature Page to the Investor Rights Agreement]

INVESTOR:

For and on behalf of BAYLITE COMPANY LIMITED

By:	/s/ Ooi Pooi Teng
Name: Ooi Pooi Teng
Title: Director
[Counterpart Signature Page to the Investor Rights Agreement]

INVESTOR:

FEXOS LIMITED

By:	/s/ Teo Ching Leun
Name: Teo Ching Leun
Title: Director
[Counterpart Signature Page to the Investor Rights Agreement]

INVESTOR:

TR ENDFIELD INC.

By:	/s/ KUOK KHOON HUA
Name: KUOK KHOON HUA
Title: Director
[Counterpart Signature Page to the Investor Rights Agreement]

INVESTOR:

NOVEL EPOCH ENTERPRISES INC.

By:	/s/ SNG Miow Ching
Name: SNG Miow Ching
Title: Director
[Counterpart Signature Page to the Investor Rights Agreement]

INVESTOR:

WII PTE. LTD.

By:	/s/ LOO Cheau Leong
Name: LOO Cheau Leong
Title: Director
[Counterpart Signature Page to the Investor Rights Agreement]

INVESTOR:

HPRY HOLDINGS LIMITED

By:	/s/ CHONG Nuit Sian
Name: CHONG Nuit Sian
Title: Director
[Counterpart Signature Page to the Investor Rights Agreement]

INVESTOR:

BURLINGHAM INTERNATIONAL LTD.

By:	/s/ Martur SITORUS
Name: Martur SITORUS
Title: Director
[Counterpart Signature Page to the Investor Rights Agreement]

INVESTOR:

VERSAL HOLDINGS INC.

By:	/s/ Glenn Timothy Sugita
Name: Glenn Timothy Sugita
Title: Director
[Counterpart Signature Page to the Investor Rights Agreement]

INVESTOR:

COALITE HOLDINGS P LLC

By: Cayuga Trust, its sole member

By:	/s/ Antony Joffe
Name: Antony Joffe
Title: Trustee
[Counterpart Signature Page to the Investor Rights Agreement]

INVESTOR:

COALITE HOLDINGS G LLC

By: Sloan Trust its sole member

By:	/s/ Antony Joffe
Name: Antony Joffe
Title: Trustee
[Counterpart Signature Page to the Investor Rights Agreement]

INVESTOR:

PTOLEMY CAPITAL,LLC

By: ORTELIUS, LLC, as Manager

By:	/s/ Mitchell Otolski
Name: Mitchell Otolski
Title: Manager Agent
[Counterpart Signature Page to the Investor Rights Agreement]

EXHIBIT A
FORM OF JOINDER AGREEMENT
Reference is made to that certain Investor Rights Agreement (the “Agreement”) entered into as of [•], by and among (i) the Issuer, (ii) TPG OG Partnerships, (iii) TPG Group Holdings, (iv) TPG Holdings, (v) Partner Holdings, (vi) the Other TPG Feeder Partnerships and (vii) the Investors party thereto. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.
The undersigned hereby agrees, effective as of                  , 20__, to become a party to the Agreement, and for all purposes of the Agreement, the undersigned shall be an Investor (as defined in the Agreement) and shall be bound by the terms and provisions of the Agreement to the same extent as the Transferor.
IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the day and year first above written.

[•]

By:
Name:
Title:
Exhibit A-1

Schedule 6.2
NOTICE ADDRESSES

Investors	Address

Schedule 6.2-1